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                                                                   EXHIBIT 10.23
                            FOURTH AMENDMENT TO THE
                           EQUIFAX INC. SUPPLEMENTAL
                           EXECUTIVE RETIREMENT PLAN
                           -------------------------


          THIS AMENDMENT to the Equifax Inc. Supplemental Executive Retirement Plan (the "Plan"), made this 2nd day of December, 1996, by Equifax Inc., a corporation organized and existing under the laws of the State of Georgia (hereinafter referred to as the "Company"), to be effective as indicated below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

           WHEREAS, the Company has heretofore adopted the Plan in order to provide supplemental retirement benefits to certain employees of the Company;

           WHEREAS, pursuant to Section 6.1 of the Plan, the Board of Directors has the right to amend the Plan from time to time;

          WHEREAS, the Plan was amended and restated in its entirety effective as of October 1, 1989, and has subsequently been amended on three separate occasions;

          WHEREAS, the Company desires further to amend the Plan at this time in order to take into account the Company's new salary classification system, effective May 1, 1996; and

          WHEREAS, the Board of Directors has authorized the following amendment to the Plan;

          NOW, THEREFORE, the Company does hereby amend the Plan as follows:

                                       I.

          In accordance with a change in the salary administration program of the Company, references in the Plan to "Exempt Grade No. 79" and "Exempt Grade No. 84"
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shall mean Exempt Grade No. 3 and Exempt Grade No. 5, respectively, effective as of May 1, 1996. References in the Plan to Exempt Grade No. 45 shall mean Exempt Grade No. 83 for the period April 1, 1993 through April 30, 1996, and shall mean Exempt Grade No. 4 on and after May 1, 1996.

                                      II.
          All other parts of the Plan not inconsistent herewith are hereby confirmed and ratified.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers, and the corporate seal affixed, as of the day and year first above written.

                                 COMPANY:

                                 EQUIFAX INC.


                                 By:         /s/ D. E. McGuffey
                                     -------------------------------
                                 Title:    Vice President - CIBF
                                        ----------------------------

ATTEST:


By:  /s/ Kathy Kelpen
     ---------------------------
Title:  Staff Assistant Senior
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